EXHIBIT 10.7.1

LIST OF INDEMNITEES

Each of the individuals identified below is party to an indemnification agreement with TranS1 Inc. in the form included as Exhibit 10.7 to TranS1’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010:

Kenneth Reali
Joseph Slattery
Michael Carusi
Mitchell Dann
Paul LaViolette
Jonathan Osgood
Richard Randall
James Shapiro
David Simpson
Stephen Ainsworth
Rick Feiler
Dwayne Montgomery

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